Principal Variable Contracts Funds, Inc.
Supplement dated September 19, 2022
to the Prospectus dated May 1, 2022
(as previously supplemented)
(Not all Accounts are offered in all variable annuity and variable life contracts)
This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

FUND SUMMARY FOR PRINCIPAL LIFETIME 2010 ACCOUNT
On September 13, 2022, the Board of Directors of Principal Variable Contracts Funds, Inc. approved the acquisition of the assets of the Principal LifeTime 2010 Account (the “Fund”) by the Principal LifeTime Strategic Income Account (the “Proposed Merger”). The record date for the determination of shareholders entitled to vote on the Proposed Merger is October 5, 2022, and the Special Meeting of Shareholders of the Fund is tentatively scheduled for December 20, 2022. Additional information about the Proposed Merger will be provided in the Proxy Statement/Prospectus that is expected to be mailed to record date shareholders of the Fund in November 2022. The Proposed Merger is expected to occur on or about May 1, 2023. The Fund’s officers, however, have the discretion to change these dates. In preparation for the Proposed Merger, the Fund may deviate from its stated investment objective and strategies.
On or about May 1, 2023, delete all references to the Principal LifeTime 2010 Account from the Prospectus.